UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
_________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2007
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EAU Technologies, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	000-51807	87-0654478
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1464 West 40 South, Suite 200, Lindon, Utah 84042
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (801) 443-1031

N/A
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(d) Appointment of Director. On April 16, 2007, the Board of Directors of EAU Technologies, Inc. (“EAU”, or the “Company”) appointed Peter Ullrich, as a member of the Board of Directors. The Company’s press release announcing Mr. Ullrich’s appointment is filed herewith as Exhibit 99.1.

Relationships with Peter Ullrich. Mr. Ullrich controls Water Science LLC, a Florida limited liability company (“Water Science”), a major stockholder of the Company.

Water Science has exclusive rights to sell our products in Latin America. Water Science by agreement may purchase machinery from the Company at cost plus 25 percent. During the year ended December 31, 2006, the Company sold four large water generators, one small water generator and related parts to Water Science for $660,141. Further, the Company has received and recorded $697,500 in advance deposits from Water Science on machine orders at December 31, 2006. The Company also sold approximately $239,419 in products to an entity related to Water Science. In connection with the sales of the machines and products, the Company has recorded approximately $219,479 in accounts receivable at December 31, 2006.

In September 2005, the Company entered into a Senior Convertible Note (the “Note”) with Water Science in exchange for $3,000,000. The Note matures on September 16, 2008, subject to acceleration upon a default, and bears interest at the rate of 3% per annum, compounded annually and payable at maturity. The Note is secured by a security interest in substantially all of the assets of the Company pursuant to a Security Agreement dated as of September 16, 2005. Due to the discount of the Note and the beneficial conversion feature, the Company has recognized $1,000,000 in interest expense and has recorded a gain of approximately $714,404 in the change of the derivative liability to fair market value for the year ended December 31, 2006. The Company recorded a loss of approximately $2,353,716 in the change of the derivative liability to fair market value for the year ended December 31, 2005. As of December 31, 2006, there was an outstanding principal balance of $3,000,000, and accrued interest of $116,250, on the Note. The Company also issued to Water Science a warrant (the “2005 Warrant”) to purchase up to 2,000,000 shares of the Company’s $0.0001 par value common stock with an exercise price of $2.76 per share. The 2005 Warrant is exercisable for a period of three years.

On May 1, 2006, the Company sold and issued to Water Science a total of 1,600,000 shares of the Company’s $0.0001 par value common stock for a total of $4 million cash, or $2.50 per share. The Company also issued to Water Science a warrant (the “2006 Warrant”) to purchase up to 6,400,000 shares of the Company’s $0.0001 par value common stock with an exercise price of $2.76 per share. The 2006 Warrant is exercisable for a period of three years. The holder of the Warrant may exercise the 2006 Warrant as to an aggregate of up to 500,000 shares by converting a portion of the 2006 Warrant into that number of shares determined by dividing (a) the aggregate fair market value of the shares issuable upon exercise of the conversion right minus the aggregate purchase price of such Shares by (b) $2.76. The 2006 Warrant can only be exercised as to the remaining shares by payment of the purchase price in cash.

On October 27, 2006, the Company entered into a stock purchase agreement with Mr. Ullrich whereby Mr. Ullrich agreed to purchase a total of 2,307,692 newly issued shares of $0.0001 par value common stock of the Company for a purchase price of $1.30 per share in a private transaction, for total consideration of $3,000,000. Under the terms of the agreement, Mr. Ullrich purchased 1,153,846 shares on October 27, 2006 and agreed to purchase the remaining 1,153,846 shares in January 2007. As part of the transaction, Water Science agreed that this transaction would not cause an adjustment to the conversion price of the Senior Convertible Note issued to Water Science in September 2005, nor would it cause an adjustment to the exercise price of the Warrant issued to Water Science in September 2005. On January 10, 2007, the Company completed the stock purchase agreement with Mr. Ullrich.

The Company and Mr. Ullrich entered into a Registration Rights Agreement dated as of September 16, 2005 and a Registration Rights Agreement dated as of May 1, 2006. These agreements require the Company to file a registration statement for the resale of the shares issuable upon conversion of the Note and the exercise of the 2005 Warrant and the 2006 Warrant.

Section 9 - Financial Statements and Exhibits.

Item 9.01 Financial Statements and Exhibits.

(a)     Financial Statements of Businesses Acquired.
Not applicable

(b)     Pro Forma Financial Information.
Not applicable

(c)     Shell Company Transactions.
Not Applicable

(d)     Exhibits.

Exhibit Number	Description

10.1	Subscription Agreement, by and between the Company and Water Science, LLC, dated May 1, 2006 (Incorporated by reference to Exhibit 10.1 of the Company’s Form 8-K, filed May 4, 2006)
10.2	Warrant Agreement, by and between the Company and Water Science, LLC, dated September 16, 2005 (Incorporated by reference to Exhibit 10.6 of the Company’s Form 8-K/A, filed October 12, 2005)
10.3	Senior Secured Convertible Promissory Note dated September 16, 2005 (Incorporated by reference to Exhibit 10.2 of the Company’s Form 8-K/A, filed October 12, 2005)
10.4	Security Agreement, by and between the Company and Water Science, LLC, dated September 16, 2005 (Incorporated by reference to Exhibit 10.3 of the Company’s Form 8-K/A, filed October 12, 2005)
10.5	Warrant Agreement, by and between the Company and Water Science, LLC, dated May 1, 2006 (Incorporated by reference to Exhibit 10.2 of the Company’s Form 8-K, filed May 4, 2006)
10.6	Registration Rights Agreement by and between the Company and Water Science, LLC, dated September 16, 2005 (Incorporated by reference to Exhibit 10.5 of the Company’s Form 8-K, dated October 12, 2005)
10.7	Registration Rights Agreement by and between the Company and Water Science, LLC, dated May 1, 2006 (Incorporated by reference to Exhibit 10.3 of the Company’s Form 8-K, filed May 4, 2006)
10.8
Amended and Restated Exclusive License and Distribution Agreement, by and between the Company and Water Science, LLC, dated May 1, 2006 (Incorporated by reference to Exhibit 10.4 of the Company’s Form 8-K, filed May 4, 2006)

99.1	Press Release dated April 19, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, EAU Technologies, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 19, 2007	EAU TECHNOLOGIES, INC.

By: /s/ Wade R. Bradley
Wade R. Bradley
Chief Executive Officer